UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): March 3, 2026

Amphastar Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36509	33-0702205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11570 6th Street
Rancho Cucamonga, California	91730
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (909) 980-9484

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

T
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	AMPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement and Amendment of a Material Definitive Agreement.

Supply Agreement.

On March 3, 2026, (the “Effective Date”), Amphastar Nanjing Pharmaceuticals, Inc. (“ANP”), the Chinese subsidiary of Amphastar Pharmaceuticals, Inc. (“Amphastar” or, the “Company”), entered into a supply agreement (the “Supply Agreement”) with Nanjing Letop Biotechnology Co., Ltd. (“Letop”). Pursuant to the Supply Agreement, Letop will manufacture and deliver chemical intermediates (“Intermediates”) for ANP according to the requirements of the purchase orders confirmed by Letop (collectively, the “Transaction”). ANP is entitled to decide the quantity of the Intermediates that it purchases from Letop at its own discretion, and ANP has no obligation to purchase any minimum quantity of the Intermediates from Letop. ANP will retain ownership of all confidential information ANP shares with Letop during the term of this Supply Agreement. Each of ANP and Letop have made customary representations, warranties and covenants in the Supply Agreement. This Supply Agreement will remain in full force and effect for a period of five (5) years from the Effective Date. Payments under the Supply Agreement will be made in Chinese yuan. The Company does not consider this Supply Agreement to be material to its financial condition or results of operations.

As previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the Securities Exchange Commission (“SEC”) on February 26, 2026, Henry Zhang is an immediate family member of Dr. Jack Zhang, Chief Executive Officer, President, and Director of the Company, Dr. Mary Luo, Chairman, Chief Operating Officer, and Director of the Company. Henry Zhang beneficially owns a majority of the equity interest in Letop, and the Agreement with Letop represents a related party transaction. Accordingly, the members of the Audit Committee of the Board of Directors of the Company evaluated and approved the Transaction and entry into the Agreement following their review of applicable considerations.

The foregoing is a brief description of the material terms of the Supply Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the copies of the Supply Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Contract Research Amendment

On March 3, 2026 (the “Effective Date”), Amphastar Pharmaceuticals, Inc (“Amphastar” or, the “Company”) and Nanjing Hanxin Pharmaceutical Technology Co., Ltd. (“Hanxin”) entered into an amendment (the “Contract Research Amendment”) to the Contract Research Agreement (the “Contract Research Agreement”), originally entered into on September 15, 2025, as previously reported by the Company on a Current Report on Form 8-K filed on September 18, 2025.

Pursuant to the Contract Research Amendment, the Company will use the Research Cell Banks (the “RCBs”) that Hanxin develops to make Master Cell Banks for product candidates AMP-105, instead of AMP-107 as originally contemplated in the Contract Research Agreement. The total cost of the Contract Research Agreement will be increased by approximately $0.6 million, which reflects the additional work that Hanxin need to perform and compensation to Hanxin for the work already provided for AMP-107. The Company does not consider this Contract Research Amendment to be material to its financial condition or results of operations.

As previously disclosed in the Definitive Proxy Statement for the Company’s 2025 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on April 14, 2025, Dr. Jack Zhang, the Company’s Chief Executive Officer, President, and Director; and Dr. Mary Luo, the Company’s Chairman, Chief Operating Officer, and Director; and certain members of their family beneficially own a majority of the equity interest in Hanxin, Henry Zhang, the son of Dr. Jack Zhang, is also the general manager, and the chairman of the board of directors of Hanxin. The Audit Committee of the Board of Directors of the Company evaluated and approved entry into the Contract Research Amendment following review of applicable considerations.

The foregoing is a brief description of the Contract Research Amendment, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in their entirety by reference to the copy of the Contract Research Amendment, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Forward-Looking Statements

All statements in this current report that are not historical are forward-looking statements, including, among other things, statements relating to the performance of the parties under the Agreement and the expected payments thereunder. These statements are not facts but rather are based on Amphastar’s historical performance and our current expectations, estimates, and projections regarding our business, operations, and other similar or related factors. Words such as "may,"

"might," "will," "could," "would," "should," "anticipate," "predict," "potential," "continue," "expect," "intend," "plan," "project," "believe," "estimate," and other similar or related expressions are used to identify these forward-looking statements, although not all forward-looking statements contain these words. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond Amphastar’s control. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including changes in laws and regulations and disruptions in supply chains as well as others described in Amphastar’s filings with the Securities and Exchange Commission, including in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 26, 2026 and in our other filings or reports that we may file with the SEC. You can locate these reports through our website at http://ir.amphastar.com and on the SEC’s website at www.sec.gov. The forward-looking statements in this current report speak only as of the date of the report. Amphastar undertakes no obligation to revise or update information or any forward-looking statements in this current report to reflect events or circumstances in the future, even if new information becomes available or if subsequent events cause our expectations to change.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1*	Supply Agreement by and between Amphastar Nanjing Pharmaceuticals, Inc. and Nanjing Letop Biotechnology Co., Ltd., dated March 3, 2026

10.2*	First Amendment to the Contract Research Agreement by and between Amphastar Pharmaceuticals, Inc. and Nanjing Hanxin Pharmaceutical Technology Co., Ltd., dated March 3, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain confidential information contained in this Exhibit was omitted by means of marking such portions with brackets because the identified confidential information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHASTAR PHARMACEUTICALS, INC.
Date: March 6, 2026
	By:	/S/WILLIAM J. PETERS

William J. Peters
Chief Financial Officer, Executive Vice President and Treasurer